SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT, dated as of the date of acceptance set forth below, by and between GLOBALINK, INC., a Delaware corporation, with headquarters located at 9302 Lee Highway, 12th Floor, Fairfax, Virginia 22031 (the "Company"), and the undersigned (the "Buyer").

                              W I T N E S S E T H:

                  WHEREAS,   the  Company  and  the  Buyer  are   executing  and
delivering this Agreement in reliance upon the exemption from securities registration provided by Regulation D under the Securities Act of 1933, as amended (the "1933 Act"); and

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of non-voting convertible preferred stock of the Company which are convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company and in connection therewith to receive warrants to purchase shares of Common Stock, subject to acceptance of this Agreement by the Company;

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1.       AGREEMENT TO PURCHASE; WARRANTS; PURCHASE PRICE.

                  (a) Purchase. The Buyer hereby agrees to purchase from the Company the number of shares (the "Preferred Shares") of Series A-3 Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), of the Company set forth on the signature page of this Agreement, having the terms and conditions as set forth in the form of Certificate of Designations attached hereto as Annex I (the "Certificate of Designations") at the price per share and for the aggregate purchase price set forth on the signature page of this Agreement. The Buyer hereby agrees that certificates for a number of Preferred Shares equal to one third of the total number of Preferred Shares shall bear each of the three legends set forth in Section 9(a)(ii) of the terms of the Preferred Stock in the Certificate of Designations. In addition to issuance of the Preferred Stock, the Company shall issue to the Buyer on the Closing Date (as herein defined) warrants to purchase shares of Common Stock, such warrants to be in the form attached hereto as Annex II (the "Warrants"). The number of shares of Common Stock initially purchasable upon exercise of the Warrants to be issued to the Buyer on the Closing Date shall be 85,568. The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "Conversion Shares." The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Warrant Shares." The Conversion Shares and the Warrant Shares are referred to herein collectively as the "Common Shares." The Common Shares, the Preferred Shares and the Warrants are referred to herein collectively as the "Securities."

                  (b) Form of Payment. The Buyer shall pay the purchase price for the Preferred Shares by delivering good funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as Annex III (the "Joint Escrow Instructions"). Such delivery of funds shall be made against delivery by the Company of the certificates for the Preferred Shares registered in the name of the Buyer. Promptly following payment by the Buyer to the Escrow Agent of the purchase price of the Preferred Shares, but in no event later than the Closing Date, the Company shall deliver certificates for the Warrants, duly executed by the Company and registered in the name of the Buyer, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

                  (c) Method of Payment.   Payment of the purchase price for the
Preferred Shares shall be made by wire transfer of funds to:

                  Citibank, N.A.
                  153 East 53rd Street
                  New York, New York 10043

                  ABA#021000089
                  For credit to A/C#37179446
                  For credit to the account of Brian W. Pusch
                  Attorney Escrow Account
                  Reference: Pangaea/Globalink

Not later than 4:00 p.m., New York City time, on the date which is three New York Stock Exchange trading days after the Company shall have accepted this Agreement and returned a signed counterpart of this Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent an amount equal to the aggregate purchase price for the Preferred Shares.

                  2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  (a) The Buyer is acquiring the Preferred Shares and Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof;

                  (b) The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                  (c) All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the Securities being offered and sold under the 1933 Act or pursuant to an exemption from registration;

                  (d) The Buyer  understands  that the Preferred  Shares and the
Warrants are being offered and sold, and the Common Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Prospective Purchaser Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company (the "Questionnaire"), in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and the Warrants and to receive an offer of the Common Shares;

                  (e) The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares and the Warrants and the offer of the Common Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, (2) Quarterly Reports on Form 10-QSB for the fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, (3) Current Report on Form 8-K, dated March 28, 1996, (4) definitive Proxy Statement for its 1996 Annual Meeting of Stockholders, and (5) Annual Report on Form 10-KSB for the fiscal year ended December 31, 1996, in each case as filed with the SEC, and (6) the Company's press release dated February 21, 1997. The Buyer understands that its investment in the Securities involves a high degree of risk;

                  (f) The Buyer understands that the offering of the Preferred Shares and the Warrants is not part of an offering which is subject to any condition respecting the minimum amount of securities to be sold and that such offering is not being made on an "all-or-none" basis; and the Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

                  (g) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  3.       COMPANY REPRESENTATIONS, WARRANTIES, ETC.

                  The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                  (a) Concerning the Securities. The Securities have been duly authorized; the Preferred Shares, when issued and paid for in accordance with this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares and upon exercise of the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire any of the Common Shares. The Common Stock is listed for trading on the American Stock Exchange, Inc. (the "AMEX") and no suspension of trading in the Common Stock is in effect.

                  (b) Securities Purchase Agreement; Registration Rights Agreement; Warrants. This Agreement, the Registration Rights Agreement, the form of which is attached hereto as Annex IV (the "Registration Rights Agreement") and the Warrants, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered on behalf of the Company and this Agreement is and the Registration Rights Agreement and the Warrants, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

                  (c) Non-contravention. The execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the issuance of the Preferred Shares and the Warrants and the other transactions contemplated by this Agreement, the Registration Rights Agreement and the terms of the Warrants do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

                  (d) Approvals. No authorization, approval or consent of or filing with any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities as contemplated by this Agreement, other than (1) approval of the listing of the Common Shares by the AMEX and (2) the requirements of any applicable blue sky laws.

                  (e) SEC Reporting Status and Filings. The Company has filed with the SEC all reports and other information required to be filed under Sections 13(a), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Since December 31, 1995, the Company has not filed any reports or other information with the SEC pursuant to Sections 13(a), 14 and 15(d) of the 1934 Act other than the reports and other information identified in Section 2(e) hereof.

                  (f) Information Provided. The information provided by or on behalf of the Company to the Buyer and referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (g) Absence of Certain Changes. Since December 31, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, except as disclosed in the documents referred to in Section 2(e) hereof.

                  (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

                  4.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  (a) Transfer Restrictions. The Buyer acknowledges that (1) the Preferred Shares and the Warrants have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Common Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any such resale of Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder (other than pursuant to Section 4(d) hereof and pursuant to the Registration Rights Agreement).

                  (b) Restrictive Legend. The Buyer acknowledges and agrees that the certificates for the Preferred Shares and the Warrants and, until such time as the Common Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Common Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Common Shares and the Warrants):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

Once the Registration  Statement required to be filed by the Company pursuant to
Section 2 of the  Registration  Rights  Agreement has been  declared  effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Common Shares issued prior to the date such Registration Statement is declared effective by the SEC and remove any stop-transfer restriction relating thereto promptly, but in no event later than three days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Common Shares issued on conversion of the Preferred Shares or exercise of the Warrants or impose any stop-transfer restriction thereon.

                  (c)  Registration Rights Agreement.   The parties hereto agree
to enter into the Registration Rights Agreement on or before the Closing Date.

                  (d) Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

                  (e) AMEX Listing; Reporting Status.   The Company has filed a
listing application for the Common Shares with the AMEX and shall provide evidence of such filing to the Buyer. The Company shall obtain the approval of the listing of the Common Shares, subject to official notice of issuance, by the AMEX on or prior to the Closing Date. So long as the Buyer beneficially owns any of the Preferred Shares, the Warrants or the Common Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  (f) Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares for the Company's internal working capital purposes and not for the purpose of any investment in or loan to any other corporation, partnership, enterprise or other person; provided, however, that the proceeds may be used for loans to companies which are wholly-owned subsidiaries of the Company at all times when such loans are outstanding.

                  (g) Blue Sky Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Preferred Shares and the Warrants for sale to the Buyer pursuant to this Agreement and the Common Shares for issuance to the Buyer upon conversion of the Preferred Shares and on exercise of the Warrants under such of the securities or "blue sky" laws of jurisdictions in the United States as shall be applicable to the sale of the Preferred Shares and the Warrants to the Buyer pursuant to this Agreement and the issuance of the Common Shares to the Buyer on exercise of the Warrants. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

                  (h) Certain Expenses. Whether or not any closing occurs, the Company shall pay or reimburse the Buyer for all reasonable legal fees and expenses of counsel to the Buyer for the preparation and negotiation of, and closing under, this Agreement up to an amount of $10,000. The obligations of the Company under the provisions of this Section 4(h) shall be in addition to the obligation of the Company for expenses under the Registration Rights Agreement.

                  (i) Certain Issuances of Securities. The Company will not issue any shares of Common Stock or shares of any series of preferred stock or other securities convertible into Common Stock of the Company for less than the greater of the book or market value of such Common Stock, if such issuance would be integrated as a transaction with the offer and sale of the Preferred Shares and the Warrants to the Buyer and the conversion or exercise thereof for purposes of the requirement for Stockholder Approval (as defined in the Certificate of Designations) under the rules of the AMEX and require Stockholder Approval or a waiver thereof from the AMEX, unless the Company obtains Stockholder Approval or such waiver thereof from the AMEX, as and to the extent required under of the rules of the AMEX.

                  (j) Certain Future Financings. The Company shall not issue any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any equity securities of the Company for consideration less than the greater of the book or market value of such equity securities at the time of issuance (the "New Equity Securities") (i) from and after the date that this Agreement is executed and delivered by the parties hereto to and including the 90th day after the Closing Date, without the prior written consent of the Buyer and (ii) during the period commencing on the 91st day after the Closing Date to and including the 180th day after the Closing Date, without giving the Buyer the first right to acquire the New Equity Securities on substantially the same terms at which the New Equity Securities are to be offered to other investors; provided, however, that nothing in this paragraph shall prohibit the Company from issuing securities (x) as part of a transaction involving a strategic alliance, collaboration, joint venture or partnership arrangement of the Company, (y) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company or (z) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement.

                  5.       TRANSFER AGENT INSTRUCTIONS; CONVERSION PROCEDURE.

                  (a) Transfer Agent Instructions. Promptly following the delivery by the Buyer of the aggregate purchase price for the Preferred Shares in accordance with Section 1(c) hereof, and in any event prior to the Closing Date, the Company will: (1) irrevocably instruct American Stock Transfer & Trust Company, as transfer agent and registrar (the "Transfer Agent"), by letter in the form attached hereto as Annex V (the "Transfer Agent Instruction"), to issue certificates for the Common Shares from time to time upon conversion of the Preferred Shares in such amounts as specified from time to time to the Transfer Agent in the Notices of Conversion surrendered in connection with such conversions and referred to in Section 5(b) of this Agreement, (2) irrevocably instruct the Transfer Agent pursuant to the Transfer Agent Instruction to issue certificates for the Common Shares from time to time upon exercise of the Warrants in such amounts as specified from time to time to the Transfer Agent in the Form of Subscription, in the form attached to the Warrants, surrendered in connection with such exercises and (3) appoint the Transfer Agent the conversion agent for the Preferred Stock and the exercise agent for the Warrants. The Company agrees to deliver the Transfer Agent Instruction substantially in the form attached hereto as Annex V on or prior to the Closing Date. The certificates for the Common Shares may bear the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the resale of the Common Shares under the 1933 Act and shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of Preferred Shares or exercise of the Warrants, as the case may be. The Company warrants that no instruction other than (x) such instructions referred to in this Section 5(a),
(y) stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the resale of the Common Shares under the 1933 Act and (z) the instructions required by Section 3(n) of the Registration Rights Agreement will be given by the Company to the Transfer Agent and that the Common Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section 5(a) shall limit in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Preferred Shares or the Warrants in accordance with clause (1)(B) of
Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of such Preferred Shares or Warrants. Nothing in this
Section 5(a) shall limit the obligations of the Company under Section 3(n) of the Registration Rights Agreement.

                  (b) Conversion Procedure. In connection with the exercise of conversion rights relating to the Preferred Shares, the Buyer or any subsequent holder of the Preferred Shares shall complete, sign and furnish to the Transfer Agent, with a copy to the Company, a Notice of Conversion in the form attached hereto as Annex VI, which shall be deemed to satisfy all requirements of the Certificate of Designations (a "Conversion Notice"). As set forth in Section 9(c)(2) of the Certificate of Designations, the number of Common Shares to be issued in connection with a particular conversion of Preferred Shares is, absent manifest error, conclusively the number of Common Shares stated in the applicable Conversion Notice. If in connection with a particular conversion of Preferred Shares the Company determines that manifest error has been made by virtue of the conversion price or other information set forth in the applicable Conversion Notice, the Company shall have the right immediately to notify the Transfer Agent of such error (with a copy of such notice given to the Buyer by telephone line facsimile transmission), which notice shall state the number of Common Shares in dispute, and, notwithstanding such notice from the Company, shall direct the Transfer Agent to issue and deliver the number of Common Shares not in dispute as and when required by the Certificate of Designations. If the Company shall have notified the Transfer Agent of any such error, the Company shall, on the date such notice is given, submit the dispute to the Company's independent auditors (the "Auditors") for determination and shall instruct the Auditors to resolve such dispute and to notify the Company, the Transfer Agent, and the converting holder of Preferred Shares within (i) one business day after such dispute is submitted to the Auditors or (ii) if the Company shall have notified the Transfer Agent of such alleged error on the same day it received the Conversion Notice, within two business days after such dispute is submitted to the Auditors. Immediately after receipt of timely notice of the Auditors' determination, the Company shall instruct the Transfer Agent to issue to the converting holder any additional Common Shares to which such holder is entitled based on the determination of the Auditors. If the Auditors shall fail to notify the Transfer Agent within three business days after the applicable Conversion Notice is given to the Company and the Transfer Agent, then the Company shall instruct the Transfer Agent to issue, within three business days after the receipt of the applicable Conversion Notice, to the converting holder any additional Common Shares to which such holder is entitled based on the applicable Conversion Notice. Such immediate action shall be taken by the Company to assure that there shall be full compliance with the Company's unqualified obligation that all Common Shares issuable on such conversion be issued by the due date therefor as provided in the Certificate of Designations.

                  6.       STOCK DELIVERY INSTRUCTIONS.

                  The Preferred Shares and the Warrants shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

                  7.       CLOSING DATE.

                  The date and time of the issuance and sale of the Preferred Shares and the issuance of the Warrants (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is three New York Stock Exchange trading days after the date on which the Buyer has deposited the purchase price for the Preferred Shares with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

                  8.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL
AND ISSUE.

                  The Buyer understands that the Company's obligation to issue the Preferred Shares and the Warrants to the Buyer pursuant to this Agreement is conditioned upon:

                  (a) The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company and delivery of an executed counterpart of this Agreement to the Buyer or its legal counsel;

                  (b) Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Preferred Shares in accordance with Section 1(c) hereof; and

                  (c) The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement and in the Questionnaire as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date.

                  9.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

         The Company understands that the Buyer's obligation to purchase the Preferred Shares and the Warrants on the Closing Date is conditioned upon:

                  (a) Delivery by the Company to the Escrow Agent of the Preferred Shares and the Warrants in accordance with this Agreement;

                  (b) The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before such Closing Date;

                  (c) Receipt by the Buyer on the Closing Date of an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in Annex VII attached hereto;

                  (d) The Common Shares shall have been approved for listing, subject to official notice of issuance, by the AMEX; and

                  (e) The Transfer Agent shall have acknowledged receipt of the Transfer Agent Instruction.

                  10.      MISCELLANEOUS.

                  (a) This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia.

                  (b) This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (e) No failure or delay by any party in exercising any right or remedy under this Agreement or otherwise, and no course of dealing between the parties, shall operate as a waiver thereof or amendment of this Agreement, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (f) Neither this Agreement nor any term thereof (including this paragraph) may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in a writing signed by the party to be charged with enforcement.

                  (g) Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally (which shall include telephone line facsimile transmission) or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement, as the case may be (facsimile number 703-273-3405, in the case of the Company, and as set forth on the signature page hereof, in the case of the Buyer), or such other address as a party shall have provided by notice to the other party in accordance with this provision. The Buyer hereby designates as its address and telephone line facsimile transmission number for any notice required or permitted to be given to the Buyer pursuant to the Certificate of Designations or the Registration Rights Agreement the address and telephone line facsimile transmission number set forth on the signature page hereof, until the Buyer shall by notice to the Company designate another address or telephone line facsimile transmission number for such purpose.

                  (h) The Buyer shall have the right to assign its rights and obligations under this Agreement with respect to the purchase of all or any portion of the Preferred Shares and the receipt of the Warrants to another investment fund, provided such assignee, by written instrument duly executed by such assignee, assumes all obligations of the Buyer hereunder with respect to the purchase of the portion of the Preferred Shares and the Warrants so assigned and makes the same representations and warranties with respect thereto as the Buyer makes in this Agreement, whereupon the Buyer shall be relieved of any further obligations, responsibilities and liabilities with respect to the purchase of all or the portion of the Preferred Shares and the

Warrants the obligation for the purchase of which has been so assigned. In the case of any such assignment, the Company shall agree in writing with such assignee to make available to such assignee the benefits of the Registration Rights Agreement with respect to the Common Shares issuable upon conversion of the Preferred Shares and on exercise of the Warrants with respect to which the purchase under this Agreement has been so assigned.

                  (i) The respective representations, warranties, covenants and agreements of the Buyer and the Company contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall survive the delivery of payment for the Preferred Shares and shall remain in full force and effect regardless of any investigation made by or on behalf of them or any person controlling or advising any of them.

                  (j) This Agreement and its Annexes set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, with respect thereto.

                  (k) The Buyer shall have the right to terminate this Agreement by giving notice at any time at or prior to the Closing Date if:

                  (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

                  (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

                  (3) the closing shall not have occurred on a Closing Date on or before March 31, 1997, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

NUMBER OF PREFERRED SHARES:  2,502

PRICE PER SHARE:  $1,000.00

AGGREGATE PURCHASE PRICE: $2,502,000.00

NAME OF BUYER:  PANGAEA FUND LIMITED


SIGNATURE  ____________________________

Title:  ____________________________

Date:  ____________________________

Address:          Windermere House
                  #404 East Bay Street
                  Nassau, Bahamas


Facsimile Number:  (242) 394-3284

                  This Agreement has been accepted as of the date set forth below.

GLOBALINK, INC.


By:  _______________________________

Title:  ______________________________

Date:  ______________________________